Exhibit 99.1

BARROWAY TOPAZ KESSLER
   MELTZER & CHECK, LLP
ERIC L. ZAGAR (250519)
ROBIN WINCHESTER
LIGAYA T. HERNANDEZ
280 King of Prussia Road
Radnor, PA 19087
Telephone: (610) 667-7706
Fax: (267) 948-2512
ezagar@btkmc.com
rwinchester@btkmc.com
lhernandez@btkmc.com
ROBBINS GELLER
   RUDMAN & DOWD LLP
SHAWN A. WILLIAMS (213113)
CHRISTOPHER M. WOOD (254908)
Post Montgomery Center
One Montgomery Street, Suite 1800
San Francisco, CA 94104
Telephone: (415) 288-4545
Fax: (415) 288-4534
shawnw@rgrdlaw.com
cwood@rgrdlaw.com

— and —

TRAVIS E. DOWNS III (148274)
JEFFREY D. LIGHT
BENNY C. GOODMAN III (211302)
655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: (619) 231-1058
Fax: (619) 231-7423
travisd@rgrdlaw.com
Co-Lead Counsel for Plaintiffs	jeffl@rgrdlaw.com
bennyg@rgrdlaw.com
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION

In re TRIDENT MICROSYSTEMS, INC.,	)	Master File No. C06-3440-JF
DERIVATIVE LITIGATION	)
	)	STIPULATION OF SETTLEMENT

)
This Document Relates To:	)
)
ALL ACTIONS.	)
)

STIPULATION OF SETTLEMENT
MASTER FILE NO. C 06-3440-JF

     This Stipulation of Settlement, dated February 9, 2011 (the “Stipulation”), is made and entered into by and among the following Settling Parties (as defined further in ¶IV.1.16 hereof): (i) Viken Kalindjian and Gerald W. Keeney (the “Lead Plaintiffs”) (on behalf of themselves and derivatively on behalf of Trident Microsystems, Inc.); (ii) Frank Lin (“Lin” or “Defendant Lin”); and (iii) nominal party Trident Microsystems, Inc. (“Trident” or the “Company”), acting by and through its Special Litigation Committee (the “SLC”). The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims (as defined in ¶IV.1.14), upon and subject to the terms and conditions hereof.
I. OVERVIEW OF THE ACTION
     A. Initiation of the Action
     On May 26, 2006, plaintiff Viken Kalindjian filed a complaint for damages and other relief in the United States District Court for the Northern District of California: Kalindjian v. Antle, et al., Case No. C-06-3440.1 The complaints asserted claims relating to the alleged backdating and retroactive pricing of stock option grant awards and the alleged issuance of false and misleading proxy statements and other Securities and Exchange Commission (“SEC”) reports designed to conceal such backdating from shareholders against certain Trident directors and officers between 1993 and 2006. More specifically, Plaintiffs alleged that Defendant Lin and others caused Trident to issue false and misleading financial results and other SEC reports which omitted the fact that Defendant Lin was granting himself and others excessive, unlawful compensation via the grant of in-the-money stock option awards, in violation of Trident’s shareholder-approved stock option plans. Plaintiffs further alleged that misconduct by management injured Trident by exposing the Company to investigations and potential civil and/or criminal penalties.

[1]	On July 14, 2006, a second complaint, Keeney v. Lin, Case No. C-06-4329, was filed in this Court. The two complaints were consolidated by Order dated September 6, 2006, as In re Trident Microsystems, Inc. Derivative Litigation, Case No. C-06-cv-3440-JF (“Action”). In the same Order, the Court appointed Viken Kalindjian and Gerald W. Keeney as Lead Plaintiffs, and appointed Robbins Geller Rudman & Dowd LLP and Barroway Topaz Kessler Meltzer & Check, LLP as Lead Counsel.
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     B. The Restatement
     On July 26, 2006, Trident disclosed that, although its internal investigation was not complete, the Company would need to restate its historical financial statements to record additional non-cash charges for stock-based compensation expenses related to past option grants. Subsequently, Trident disclosed that it had recorded a non-cash charge of approximately $36.9 million to correct errors in the accounting for stock-based compensation for years 1993 through 2006, and that the historical financial statements and all earnings press releases and similar communications for 1993 through 2006 should no longer be relied upon.
     On November 6, 2006, Lead Plaintiffs filed Plaintiffs’ Consolidated Verified Shareholder Derivative Complaint for Violations of the Federal Securities Laws and State Law Claims for Breach of Fiduciary Duty, Abuse of Control, Constructive Fraud, Corporate Waste, Unjust Enrichment, Gross Mismanagement, and Action for Accounting (“Consolidated Complaint”). The Consolidated Complaint asserted claims relating to the alleged backdating and retroactive pricing of stock option grant awards and the issuance of false and misleading proxy statements and other SEC reports designed to conceal such backdating from shareholders against Defendant Lin and certain other Trident directors and officers. The Consolidated Complaint also sought damages and injunctive relief against Defendant Lin and the others, including the return of the unjust benefits obtained by Defendant Lin and others via the receipt of mispriced options.
     On December 21, 2006, Trident moved to dismiss the Consolidated Complaint pursuant to Rule 23.1 of the Federal Rules of Civil Procedure arguing, among other things, that, under the law of Delaware (the jurisdiction in which Trident is incorporated), a pre-suit demand on the Trident Board would not have been futile. Certain other defendants also moved to dismiss the Consolidated Complaint for failure to state a claim for relief. After meeting and conferring, the parties agreed that Lead Plaintiffs would file their First Amended Consolidated Verified Shareholder Derivative Complaint for Violation of the Federal Securities Laws and State Law Claims for Breach of Fiduciary Duty, Abuse of Control, Constructive Fraud, Corporate Waste, Unjust Enrichment, Gross Mismanagement, Action for Accounting, and Violations of California Corporations Code (“First Amended Complaint”) on March 7, 2007.
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     C. The Special Litigation Committee’s Motion to Terminate
     On April 28, 2007, Trident formed the Special Litigation Committee to evaluate potential claims or other actions arising out of the Company’s stock option granting activities and to determine in its sole discretion whether pursuit of such claims, including claims alleged in the Action would be in the best interest of Trident and its shareholders. Following the completion of its investigation regarding all individual defendants but Lin, and preliminary settlement of those claims between Trident and those individual defendants, on February 9, 2009, the SLC filed a Motion to Terminate the Action with regard to the claims against all individual defendants but Lin.
     On March 6, 2009, the Court entered a Stipulation and Order Regarding Plaintiffs’ Motion to Compel Documents from the SLC and Vacating the May 1, 2009 Hearing on the SLC’s Motion to Terminate. On March 11, 2009, Lead Plaintiffs filed a Motion to Compel Production of Documents for the Court’s consideration of the SLC’s Motion to Terminate the Action. On March 27, 2009, the SLC filed an Opposition to the Motion to Compel. On April 8, 2009, Lead Plaintiffs filed their Reply. Thereafter, the Court, the Honorable Patricia V. Trumbull presiding, entered an Order granting substantially all of the relief sought by Lead Plaintiffs in the Motion to Compel.
     D. The April 2009 Mediation and Resulting Partial Settlement
     On April 16, 2009, Anthony Piazza, a mediator with substantial experience in mediating complex shareholder cases, conducted a confidential mediation session with Lead Plaintiffs, the SLC and Trident . This was the second session of mediation in this matter as the prior two-day session in February 2008 before Jonathan Marks was unsuccessful at resolving any of the claims. The Piazza mediation resulted in an agreement-in-principle for partial resolution of the Action among all of the parties, except Defendant Lin, on the terms set forth in the Stipulation of Settlement dated October 20, 2009. On April 2, 2010, after notice to Trident shareholders, the Court approved the partial settlement and entered a partial judgment as to all defendants other than Defendant Lin. See Docket #161.
     E. Subsequent Proceedings Against Defendant Lin
     On July 22, 2010, Lead Plaintiffs filed an Amended Consolidated Verified Shareholder Derivative Complaint against Defendant Lin (the “Lin Complaint”). The Lin Complaint alleged,
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among other things, that Defendant Lin was primarily responsible for the backdating of stock options to Trident’s officers, directors, newly hired employees and even to himself. The Lin Complaint also alleged that Defendant Lin implemented the practice of pricing options at lows in Trident’s stock price and personally approved numerous backdated grants during the relevant period.
     On September 1, 2010, Defendant Lin and Nominal Defendant Trident each moved to dismiss the Lin Complaint, which Lead Plaintiffs opposed on November 12, 2010. While those Motions to Dismiss were pending, on October 7, 2010, Lead Plaintiffs filed a Motion for Sanctions against Defendant Lin for Intentional Spoliation of Evidence, which Defendant Lin opposed on November 12, 2010. Before the filing and during the briefing on the Motions to Dismiss and Lead Plaintiffs’ Motion for Sanctions, the parties and the insurers engaged in extensive settlement discussions overseen by the Honorable Howard B. Wiener, Justice of the California Court of Appeals (Ret.) (“Justice Wiener”) who has extensive experience in mediating complex stock option backdating and securities cases. Those settlement negotiations ultimately led to an agreement-in-principle for resolution of the derivative claims against Defendant Lin on the terms set forth in this Stipulation of Settlement, and as explained in more detail below.
     F. Defendant Lin’s Claims Against Trident
     On June 8, 2010, Defendant Lin filed counterclaims for $5,200,000 against Trident alleging breach of contract, breach of the implied covenant of good faith and fair dealing, conversion, intentional interference with prospective economic advantage, unjust enrichment, and certain statutory violations. The Lin Counterclaims allege that (i) Trident failed to pay Mr. Lin certain bonuses and other compensation it promised to pay him in exchange for Mr. Lin’s agreement, after his termination, to enter a consulting arrangement and to assist the Company in certain key business transactions, (ii) Trident fraudulently induced Mr. Lin to perform consulting services and continue working for the Company, and (iii) Trident breached Mr. Lin’s stock option agreements with the Company and unlawfully interfered with Mr. Lin’s right to sell stock by wrongfully preventing him from exercising his vested Trident stock options. Trident denied and continues to deny any liability in connection therewith.
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     G. Settlement Negotiations Regarding the Claims Against Lin
     In late April 2010, Lead Plaintiffs, the SLC, Defendant Lin, and the insurers continued settlement negotiations regarding resolution of the derivative claims asserted against Defendant Lin in the Action and corporate governance reforms. These negotiations included the amount of financial contributions by Defendant Lin and/or the insurers, as well as a number of valuable corporate governance reforms including: (i) executive compensation policies and procedures; (ii) proper stock option granting procedures; and (iii) new director education and training requirements.
     On April 27, 2010, Justice Wiener conducted a confidential mediation session. In the course of those confidential settlement discussions, counsel for Lead Plaintiffs, the SLC, the insurers, and Defendant Lin continued the discussion of the financial givebacks by Defendant Lin, payments by the insurers, and corporate governance reforms. While the parties were unable to finally settle the claims in that first session with Justice Wiener, on July 30, 2010, in furtherance of discussions in that mediation with the Lead Plaintiffs and Trident, Lin did agree with the SEC to pay $817,509 in disgorgement directly to Trident. This amount of disgorgement was part of and required by a July 19, 2010 consent judgment between Defendant Lin and the SEC, filed in the United States District Court, District of Columbia (No. 10 1202) (the “SEC Action”), in settlement of the SEC’s claims against him. This sum represented $650,772 in disgorgement and $166,737 paid to Trident in prejudgment interest, and was not insured under any Trident or other insurance policy.
     An additional session of mediation was held with Justice Wiener and the parties and the insurers on October 1, 2010. Additional mediation discussions between various parties took place after each in-person mediation session. These mediations and settlement negotiations led to an agreement-in-principle to resolve the derivative claims against Defendant Lin, of which the parties informed the Court on or about November 23, 2010. Following the agreement-in-principle, the Settling Parties continued to document and finalize the terms of the Settlement as set forth in this Stipulation.
     The SLC, in its business judgment, has approved the Settlement and each of its terms, as set forth in this Stipulation, as being in the best interest of Trident and its shareholders.
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II. CLAIMS OF THE PLAINTIFFS AND BENEFITS OF SETTLEMENT
     Lead Plaintiffs believe that the derivative claims asserted against Defendant Lin in the Action have merit. However, Lead Plaintiffs recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Action against Lin through trial and through appeals. Lead Plaintiffs are mindful of the inherent problems of proof and possible defenses to the claims asserted in the Action and have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Action, as well as the difficulties and delays inherent in such litigation. Lead Plaintiffs believe that the prosecution of claims against and settlement with Defendant Lin as set forth in this Stipulation, with over $9.3 million in cash and valuable corporate governance reforms, confers substantial benefits upon Trident and its shareholders.
     Further, Trident, acting by and through its SLC, has also determined that the settlement set forth in the Stipulation confers substantial benefits upon and is in the best interests of Trident and its shareholders. For example, the SLC is aware of the considerable claims against Trident associated with ongoing litigation, including without limitation a) Defendant Lin’s continuing claims for advancement of Defendant Lin’s legal fees associated with the Action, his Counterclaims, and the dispute and future litigation with the insurers; b) Trident’s own legal fees associated with the Action, Defendant Lin’s Counterclaims, and the dispute and future litigation with the insurers; c) the uncertainty of the outcome of both the claims against Trident by Lin and the claims held by Trident against Lin; and d) the finite nature of the remaining insurance benefits, and the coverage disputes regarding same.
III. DEFENDANT LIN’S DENIALS OF WRONGDOING AND LIABILITY
     Defendant Lin has denied and continues to deny each and all of the claims and contentions alleged by the Lead Plaintiffs in the Action. Defendant Lin expressly denies and continues to deny all charges of stock option backdating and any other wrongdoing or liability against him arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Action. Defendant Lin also has denied and continues to deny, inter alia, the allegations that Plaintiffs, Trident and/or its shareholders have suffered damage, or that Lead Plaintiffs, Trident
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and/or its shareholders were harmed by the conduct alleged in the Action. Defendant Lin has further asserted that at all relevant times, he acted in good faith, and in a manner he reasonably believed to be in the best interest of Trident and its shareholders. However, Defendant Lin has concluded that further conduct of the Action against him would be protracted, expensive, and distracting, and that it is desirable that the Action be fully and finally settled against him in the manner and upon the terms and conditions set forth in this Stipulation.
IV. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT
     NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Lead Plaintiffs (for themselves and derivatively on behalf of Trident), Defendant Lin and Trident, acting by and through the SLC, as follows:
     1. Definitions
     As used in the Stipulation the following terms have the meanings specified below:
     1.1 “Action” means the consolidated proceeding entitled In re Trident Microsystems, Inc., Derivative Litigation, Northern District of California, Master File No. C06-3440-JF, including each of its constituent actions.
     1.2 “Court” means the United States District Court for the Northern District of California.
     1.3 “Effective Date” means the first date by which all of the events and conditions specified in ¶IV.6.1 of the Stipulation have been met and have occurred.
     1.4 “Final” means the time when a judgment that has not been reversed, vacated, or modified in any way is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Action; or (2) an appeal has been filed and the court of appeals has either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment or affirmed the court of appeals’ decision affirming the Judgment or dismissing the appeal.
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     1.5 “Judgment” means the order and judgment to be rendered by the Court, substantially in the form attached hereto as Exhibit B.
     1.6 “Lead Counsel” means Robbins Geller Rudman & Dowd LLP and Barroway Topaz Kessler Meltzer & Check, LLP.
     1.7 “Lead Plaintiffs” means plaintiffs Viken Kalindjian and Gerald W. Keeney.
     1.8 “Lin” means defendant Frank Lin.
     1.9 “Lin Counterclaims” means claims arising out of, based upon, or related to (i) Trident’s alleged failure to pay Lin certain bonuses and other compensation it promised to pay Lin in exchange for Lin’s agreement, after his termination, to enter a consulting arrangement and to assist the Company in certain key business transactions, (ii) Trident’s alleged fraudulent inducement of Lin to perform consulting services and continue working for the Company, and (iii) Trident’s alleged breach of Lin’s stock option agreements with the Company and allegedly unlawfully interference with Lin’s right to sell stock by wrongfully preventing him from exercising his vested Trident stock options, that have been asserted or could have been asserted by either Lin or by Trident.
     1.10 “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.
     1.11 “Plaintiffs” means all plaintiffs in the Action.
     1.12 “Plaintiffs’ Counsel” means all counsel for all Plaintiffs.
     1.13 “Related Persons” means each of Defendant Lin’s present, past and future representatives, agents, employees, attorneys, heirs, successors, administrators, and assigns.
     1.14 “Released Claims” shall collectively mean any and all known or unknown claims for damages, injunctive relief, or any other remedies against Defendant Lin and his Related Persons, which have been or could have been asserted by or derivatively on behalf of Trident based upon, arising from, or related in any way to Defendant Lin’s receipt of any stock option grants or to his involvement in Trident’s stock option or other equity incentive programs and related grants,
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including, but not limited to, the accounting for such programs and grants, any investigation of those programs and grants, and any restatement or other corporate action or disclosure relating to those programs and grants and the books and records relating to those programs and grants.
     1.15 “Released Persons” means Defendant Lin and his Related Persons.
     1.16 “Settling Parties” means, collectively, Defendant Lin, Trident, and Lead Plaintiffs.
     1.17 “Special Litigation Committee” and/or “SLC” means the Special Litigation Committee of the Board of Directors of Trident Microsystems, Inc.
     1.18 “Trident” means Trident Microsystems, Inc. and its predecessors, successors, subsidiaries, affiliates, divisions, and assigns.
     2. Consideration to Trident
     2.1 Trident and Defendant Lin acknowledge and agree that the Action filed by Lead Plaintiffs precipitated and was a material factor in the payments to Trident described below. Trident, acting by and through the SLC, acknowledges and agrees that such payments confer a substantial benefit to Trident as part of the settlement of the derivative claims asserted against Defendant Lin in the Action.
     2.2 Financial Benefits: In connection with the prosecution and settlement of the derivative claims asserted against Defendant Lin in the Action, Trident has received or will receive cash payments totaling $9,379,438.48. Specifically, various insurance carriers shall pay to and on behalf of Trident $8,561,929.48 in cash, representing payments on behalf of Defendant Lin, commencing within ten (10) business days of the entry of judgment by the Court approving the settlement. In addition, Defendant Lin has paid $817,509 in disgorgement to the Company in connection with the SEC Action.
     2.3 Corporate Governance Benefits: Lead Plaintiffs and Trident, acting by and through the SLC, have conducted negotiations over an extended period of time regarding certain corporate governance reforms related to, among other things, the Company’s executive compensation practices, and stock option granting practices and procedures. Based upon those negotiations and during the pendency of and in connection with the settlement of the Action, Trident has adopted, or shall adopt within sixty (60) days of Court approval of the settlement, the following corporate
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governance reforms, which shall remain operative for the period of not less than three (3) years. Trident, acting by and through its SLC, believes that the corporate governance reforms provide a substantial benefit to Trident and its shareholders.
Compensation Practices
          A. Policies and Procedures
               1) Stock option grants, restricted share grants and other forms of equity incentives made to Section 16 executive officers shall be disclosed as required by the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.
               2) Repricing of stock options to Section 16 executives shall be prohibited, absent prior specific shareholder approval, unless necessary to correct any incorrectly dated grants or in connection with any tender offer for mispriced options.
               3) The Compensation Committee shall periodically select and retain an independent compensation consultant to advise on the Company’s Section 16 executive officer compensation policies, practices, and procedures relative to other public companies.
               4) Unless otherwise necessary to appropriately staff board committees, no more than two directors who serve on the Compensation Committee shall simultaneously serve on the Audit Committee.
          B. Stock Option Plans and Agreements
               1) All stock option agreements, or notices of option grants issued in connection therewith, shall clearly define the exercise price and the grant date of option grants. Except for the Company’s employee stock purchase plan, in no event shall the exercise price of a stock option be determined by reference to the fair market value of the Company’s stock on a day other than the grant date of the award, which date can be a date later than the date approved by the Board or the Compensation Committee, if such date is set forth in the resolutions approving such grant. The fair market value of the Company’s stock on an option grant date (which shall be the grant date determined for accounting purposes) shall be the closing price for a share of the Company’s common stock on such day as reported on the Nasdaq Stock Exchange (or any such other nationally recognized exchange on which the Company’s common stock may be listed). If a
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grant is made on a date the Nasdaq Stock Exchange (or such other exchange) is closed, then the closing price of the trading day immediately prior to the date of grant (determined for accounting purposes) will be used.
               2) The Compensation Committee shall adopt the following policy: The date of grant of an option shall, for all purposes, be the date on which the Board or Compensation Committee or Stock Option Committee makes the determination granting such option or on such future date as the Board or Compensation Committee or Stock Option Committee specifies at that time (e.g., two full trading days after the Company’s next public earnings announcement). Notice of the grant shall be given to each individual to whom an option is granted promptly following the date of grant.
               3) The Board and Compensation Committee shall adopt and maintain a policy complying with the provisions set forth in this term sheet relating to the grant of stock options applicable to all grants made under existing or future stock option plans (excluding any stock options granted pursuant to an agreed exchange ratio in an acquisition transaction).
               4) The Company shall maintain appropriate documentation for proper disclosure and accounting of all stock options granted, and shall comply with applicable legal requirements for accounting and disclosure of stock options granted and restricted stock awards and other forms of equity incentive compensation.
               5) Administration of stock-based compensation shall be administered by the Company’s finance department or in-house counsel and not by the office of the CEO.
          C. Granting of Stock Option Awards
               1) All grants of equity awards to newly-hired executive officers or members of the Board of Directors shall be made by the Compensation Committee or the Board of Directors.
               2) Where the Board of Directors or the Compensation Committee determine that unusual circumstances, such as in the case of retention of an executive officer or directors, call for consideration of the grant of equity awards other than at a regular quarterly Board or Compensation Committee meeting, consideration of and action with respect to such awards shall
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take place at a special Board or Compensation Committee meeting, and not by unanimous written consent unless the use of the unanimous written consent is consistent with a process approved by the Board of Directors or the Compensation Committee.
               3) All stock options and stock appreciation rights approved for grant at a regular quarterly Board or Compensation Committee meeting shall be granted effective as of a date (the “Grant Date”) which is the later of (i) the second trading day following the Company’s public announcement of its financial results for the preceding quarter or (ii) the date of the meeting. Except as otherwise provided in the relevant equity plan with respect to grants of incentive stock options (including tandem stock appreciation rights in conjunction with such options) to certain large stockholders, the exercise price of all options and stock appreciation rights granted at regular quarterly meetings shall be the closing price of the Company’s Common Stock on the Grant Date, as reported by the Nasdaq Stock Market.
               4) Equity awards granted to new employees of the Company shall have vesting dates that give the optionee credit for the period from his or her commencement date of employment with the Company.
               5) The Compensation Committee has established a Stock Option Committee to make equity awards, without further approval of the Compensation Committee or the Board of Directors, to newly-hired individuals other than to an individual who, at the time of grant, is or is expected to become, an executive officer of the Company, a member of the Board of Directors or any other person whose transactions in the equity securities of the Company are subject to Section 16 of the Securities Exchange Act of 1934 and any other person who reasonably may be expected to become a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code, as follows:
                    (a) Stock Options: The Stock Option Committee is authorized to grant options for the Company’s common stock and similar equity awards (“Stock Options”) to individual participants as part of a participant’s initial new hire grant in an amount not to exceed a range of shares established for such participant’s employment category and country of residence, as
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amended from time to time by the Compensation Committee, or as otherwise approved by the Compensation Committee.
                    (b) Restricted Stock and RSU Awards: The Stock Option Committee is authorized to grant restricted stock awards, restricted stock unit awards and similar “full value” awards for the Company’s common stock (“Full Value Awards”), in addition to stock options, to individual participants as part of a participant’s initial new hire grant in an amount not to exceed the range of shares established for such participant’s employment category and country of residence, as amended from time to time by the Compensation Committee, or as otherwise approved by the Compensation Committee.
                    (c) Grants of Stock Options or Full Value Awards to newly-hired employees may be made by the Stock Option Committee no more often than monthly, on the last Friday of each month (the “New Hire Grant Date”), to participants who have commenced employment as of the Monday immediately preceding the New Hire Grant Date, unless otherwise approved in advance by the Compensation Committee.
The exercise price per share of each Stock Option shall be not less than the closing price per share of the Company’s common stock as reported on the securities exchange constituting the primary market for the Company’s common stock on the New Hire Grant Date (or, if the common stock has not traded on such date, on the last day preceding the New Hire Grant Date on which the common stock was traded).
                    (d) At each regular quarterly meeting of the Compensation Committee, the Compensation Committee will review recommendations from management for the grant of options, restricted stock awards, restricted stock units and performance-based awards in connection with employee promotion and retention (“Promotion Grants” and “Retention Grants”). The Committee will retain full discretion whether to award either a Promotion Grant or a Retention Grant and no grant shall be deemed made until formal approval is given by the Compensation Committee.
                    (e) In addition, the Compensation Committee will review recommendations from management for the grant of options, restricted stock awards, restricted
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stock units in connection with employees joining the Company following an acquisition or other similar transaction (“Acquisition Grants”). The Compensation Committee will retain full discretion to award Acquisition Grants and no grant shall be deemed made until formal approval is given by the Compensation Committee.
                    (f) The composition of the Compensation Committee shall meet the applicable requirements of NASDAQ.
Directors
          D. Director Independence
     At least a majority of the members of the Board shall be “independent directors,” as defined under the rules of the NASDAQ Stock Market.
          E. Director Stock Ownership
     The Company shall maintain share ownership guidelines for its directors that are designed to align the interests of the Board with those of shareholders, provided that any director serving on the Board of Directors without compensation shall not be subject to any stock ownership guidelines otherwise applicable to the Board of Directors.
          F. Meetings in Executive Session
     The Board shall hold an executive session at least twice annually, at which employee directors are not present.
          G. Separation of CEO and Chairman and Lead Independent Director
     The Board shall adopt a policy designed to maintain a separation between the Offices of the Chairman of the Board of Directors and Chief Executive Officer to the effect that in the event that the Company does not have a non-Executive Chairman of the Board, the independent members of the Board shall elect an independent director by secret ballot to act in a lead capacity to coordinate the other independent directors.
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Accounting Practices and Procedures
          H. Accounting Oversight
               1) The Board shall maintain an independent Audit Committee (the members of which shall be independent, non-employee directors as required by Rule 10A-3 of the Securities Exchange Act);
               2) The members of the Audit Committee shall meet the requirements of the NASDAQ Stock Market;
               3) The Company shall maintain a whistleblower telephone hotline and other procedures to enable the anonymous reporting of events, and shall adopt written policies protecting whistleblowers, and include such policy within its employee handbook. The Company shall periodically remind employees of the terms of its whistleblower policy.
               4) The Company shall maintain an established internal control framework (e.g., “Internal Control — Integrated Framework; Committee of Sponsoring Organizations of the Treadway Commission,” 1994), and if required by applicable rules of the SEC, management shall annually assess the adequacy of the Company’s internal control over financial reporting pursuant to the terms of section 404 of the Sarbanes-Oxley Act.
          I. CFO Quarterly Financial Review
     At each regularly scheduled quarterly Board of Directors meeting following a fiscal quarter end, the Company’s Chief Financial Officer or designee shall provide a report to the Board of Directors summarizing the Company’s quarterly and year-to-date financial results.
          J. Internal Audit Function
     The Company shall continue to maintain an internal audit function, including a Director of Internal Audit (which function may be filled by an independent third party) whose primary reporting responsibility shall not be to a member of the Company’s management, but to the Audit Committee.
Responsible Corporate Practices
          K. Insider Trading Controls
     The Company shall maintain an insider trading policy, and shall appoint the General Counsel or similar officer as the insider trading compliance officer under such policy. Members of the Board
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will have direct access to the insider trading compliance officer, including the opportunity to meet with such officer outside the presence of any other member of management. In addition to the above:
               1) The insider trading compliance officer shall be responsible for pre-clearing all transactions by the Company’s directors or those employees subject to §16 of the Securities Exchange Act (other than transactions pursuant to pre-approved 10b5-1 plans).
               2) The Company will take reasonable steps to ensure that all directors and officers file all forms required to be filed by the SEC by them relating to trading in common stock of the Company;
               3) The Company’s trading policy shall prohibit any executive officer or director from, directly or indirectly, “short-selling” the Company’s common stock, purchasing a put option on the Company’s common stock or selling a call option on the Company’s common stock;
               4) The Company shall disclose in the annual proxy statement whether any executive officer or directors of the company are permitted to purchase financial instruments designed to hedge or offset decreases in the market value of compensatory equity awards held directly or indirectly. These include prepaid variable forward contracts, equity swaps, collars and exchange funds.
               5) The Company’s trading policy shall contain a trading window provision that prohibits directors, executive officers and certain other employees from engaging in transactions involving the Company’s stock from the period beginning on the 16th day of the last month of each fiscal quarter and ending two trading days following the date of public disclosure of the financial results for that quarter.
          L. Corporate Ethics, Honesty and Legal Compliance
     The Company shall maintain a code of ethics as required by the rules of the NASDAQ Stock Market (or such other nationally recognized exchange, if applicable) and rules and regulations promulgated by the SEC. Under the direction of its General Counsel with the assistance of the Human Resources Department and Internal Audit Trident will continue to provide periodic business ethics and code of conduct training for its employees and additional training to managers and
STIPULATION OF SETTLEMENT
MASTER FILE NO. C 06-3440-JF

director-level employees with functions that require the approval; preparation, execution, or dating of documents.
          M. Whistleblower Policies
     The Company shall maintain a confidential online reporting site for use by its employees, customers, vendors and other third parties to report actual or suspected wrongdoing. Trident’s employees will be reminded of the existence of the site at least annually. Trident’s Director of Internal Audit and outside auditors shall review all site activity at least quarterly and shall report periodically and as appropriate to the Audit Committee.
          N. Attendance at Shareholder Meetings
     Each member of the Board of Directors shall be encouraged to attend each annual shareholder meeting by telephone or in person
          O. Director Education
     The members of Trident’s Board of Directors shall periodically attend independent governance programs such as the Stanford Directors College or similar educational programs or other ISS accredited programs, including ones that particularly pertain to their committee duties.
          P. Personnel Positions
     The Company shall maintain the positions of Vice President, Human Resources; General Counsel; and shall designate a senior financial officer as Principal Accounting Officer.
          Q. Amendment
     Any of the foregoing provisions may be amended by a majority vote of the shareholders.
3.	Settlement Procedure
     3.1 After execution of the Stipulation, the Lead Plaintiffs shall submit the Stipulation together with its Exhibits to the Court and shall apply for entry of an order substantially in the form of Exhibit A hereto, requesting, among other things, preliminary approval of the settlement set forth in the Stipulation, and approval for the filing and publication of the Settlement Notice substantially in the form of Exhibit A-1, which shall include the general terms of the settlement set further in the stipulation and the date of the Settlement Hearing as described below:
STIPULATION OF SETTLEMENT
MASTER FILE NO. C 06-3440-JF

     3.2 Within five (5) business days of the issuance of the preliminary approval order, Trident shall cause the Stipulation to be filed with the SEC along with a Form 8-K, and the Settlement Notice shall be published in Investor’s Business Daily. In addition, within five (5) business days Trident shall publish the Stipulation and Settlement Notice on an Internet page that Trident shall create for this purpose, which shall be accessible via Trident’s website and the address of which shall be contained in the Settlement Notice. All costs of such notice shall be paid by Trident.
     3.3 Lead Plaintiffs will request that forty-five (45) days after the Notice is given, the Court hold a hearing (the “Settlement Hearing”) to consider and determine whether the Judgment substantially in the form of Exhibit B hereto should be entered: (a) approving the terms of the settlement as fair, reasonable and adequate; and (b) dismissing with prejudice the derivative claims asserted against Defendant Lin in the Action.
4.	Releases
     4.1 Upon the Effective Date, Trident and Lead Plaintiffs (acting on their own behalf and derivatively on behalf of Trident) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against Defendant Lin and his Related Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. Notwithstanding the foregoing, the Release provided in ¶4.1 above shall not include any claims arising out of, based upon, or related to Lin Counterclaims.
     4.2 Upon the Effective Date, Defendant Lin and his Related Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all known or unknown claims for damages, injunctive relief, or any other remedies against Trident which have been or could have been asserted by or on behalf of him based upon, arising from, or related in any way to Trident’s stock option or other equity incentive programs or related grants, including, but not limited to, the accounting for such programs and grants, any investigation of those programs and grants, any restatement or other corporate action or disclosure relating to those programs and grants and the books and records relating to those programs, and any actions Trident or the SLC took with respect to any stock option grant or other equity compensation awarded
STIPULATION OF SETTLEMENT
MASTER FILE NO. C 06-3440-JF

to Defendant Lin. Notwithstanding the foregoing, the Release provided in ¶4.2 above shall not include the Lin Counterclaims.
     4.3 Upon the Effective Date, each of the Released Persons, Trident and the SLC shall be deemed to have, and by operation of the judgments shall have fully, finally and forever released and discharged each and all of the Lead Plaintiffs, Plaintiffs and Plaintiffs’ Counsel from all claims (including unknown claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
     4.4 The mutual releases contained in this Stipulation shall apply to all unknown and unanticipated claims, and the Settling Parties stipulate and agree that they shall be deemed to have, and by operation of the judgments shall have, knowingly and voluntarily waived the provisions, rights and benefits of California Civil Code §1542 or conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code §1542, which provides:
A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.
In waiving the provisions of §1542 of the California Civil Code, the Settling Parties acknowledge that they may hereafter discover facts in addition to or different from those which they now believe to be true but that they have taken that possibility into account in entering into this Stipulation and that this Stipulation shall remain in effect as a full, complete, and general release notwithstanding the discovery or existence of any such additional or different facts.
5.	Plaintiffs’ Counsel’s Attorney’s Fees and Expenses
     5.1 Lead Counsel and Trident, acting by and through the SLC, with the assistance of the Justice Wiener, negotiated the attorneys’ fees and expenses the Company would pay to Plaintiffs’ Counsel. In light of the substantial benefits contained upon Trident by Plaintiffs’ Counsel’s efforts,
STIPULATION OF SETTLEMENT
MASTER FILE NO. C 06-3440-JF

Trident has agreed to pay attorneys’ fees and expenses in the amount of $3,150,000, subject to Court approval (the “Fee and Expense Award”).
     5.2 Within five (5) business days of issuance of an Order by the Court finally approving the settlement and final judgment thereon, notwithstanding the existence of any timely filed objections to the settlement, or potential for or actual appeal therefrom, Trident shall pay the Fee and Expense Award to Robbins Geller Rudman & Dowd LLP as receiving agent for all Plaintiffs’ Counsel, subject to Plaintiffs’ Counsel’s several obligation to make appropriate refunds or repayment of the principal amount received and any accrued interest thereon less taxes within five (5) business days if and when, as a result of any further Order of the Court, appeal, further proceedings or remand, or successful collateral attack, the settlement is not approved or is overturned on appeal. The Fee and Expense Award shall constitute full, complete, and exclusive compensation for all of Plaintiffs’ Counsel’s efforts, fees, services and expenses, whether before or after the date of this Stipulation.
     5.3 No order of the Court or modification or reversal on appeal of any order of the Court concerning the amount of the Fee and Expense Award shall constitute grounds for cancellation or termination of the Stipulation.
6.	Conditions of Settlement; Effect of Disapproval, Cancellation or Termination
     6.1 The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:
               (a) The Trident Board, acting by and through the SLC, has approved the settlement, including the financial and corporate governance benefits and the negotiated amount of attorneys’ fees and expenses;
               (b) The payments of the financial benefits described in ¶IV.2.2; and
               (c) The Judgment has become Final; however, this Stipulation shall still be deemed effective if any appeal is solely with regard to the Fee and Expense Award.
     6.2 If any of the conditions specified in ¶IV.6.1 are not met, then the Stipulation and settlement shall be canceled and terminated subject to the provisions of this ¶¶IV.6.1-6.2 and the
STIPULATION OF SETTLEMENT
MASTER FILE NO. C 06-3440-JF

Settling Parties shall be restored to their respective positions in the Action as of the last date on which a Settling Party has executed this Stipulation, unless the Settling Parties mutually agree in writing to proceed with the Stipulation. In the event that the Stipulation or settlement is canceled or terminated for any reason:
          (a) All negotiations, proceedings, documents prepared and statement made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition and shall be used in any manner for any purpose in any subsequent proceeding in the Action or in any other action or proceeding;
          (b) The terms and provisions of the Stipulation, with the exception of ¶¶IV.1.1-1.18, the refund provisions of ¶IV.6.1, and ¶IV.6.2(c), shall have no further force and effect with respect to the Settling Parties and shall not be used in the Action or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc; and
          (c) Trident shall promptly refund any payment made by Defendant Lin or the insurers to Trident pursuant to the Stipulation.
     7. Miscellaneous Provisions
     7.1 The Settling Parties (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.
     7.2 The Settling Parties agree that the claims are being settled voluntarily after consultation with competent legal counsel. The Settling Parties will jointly request that the Judgment contain a finding that during the course of the litigation, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws.
     7.3 The Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.
STIPULATION OF SETTLEMENT
MASTER FILE NO. C 06-3440-JF

     7.4 This Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.
     7.5 The Stipulation and the Exhibits attached thereto constitutes the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any party concerning the Stipulation, other than the representations, warranties and covenants contained and memorialized in such documents and in the settlements of the Lin Counterclaims and the insurance claims. The Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Action.
     7.6 The Stipulation may be executed in one or more counterparts. All executed counterparts including facsimile and pdf counterparts and each of them shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.
     7.7 Each counsel or other person executing this Stipulation on behalf of any party hereto hereby warrants that such person has the full authority to do so.
     7.8 Counsel for the Settling Parties are expressly authorized by their respective clients to take all appropriate actions required or permitted to be taken pursuant to the Stipulation to effectuate its terms and conditions.
     7.9 This Stipulation shall be binding upon, and inure to the benefit of, the Settling Parties and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, and legal representatives.
     7.10 This Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of California without giving effect to that State’s choice of law principles.
     7.11 The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and the Settling Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the settlement embodied in the Stipulation.
     IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by their duly authorized attorneys and dated February 9, 2011.
STIPULATION OF SETTLEMENT
MASTER FILE NO. C 06-3440-JF

ROBBINS GELLER RUDMAN
& DOWD LLP
SHAWN A. WILLIAMS
CHRISTOPHER M. WOOD
Post Montgomery Center
One Montgomery Street, Suite 1800
San Francisco, CA 94104
Telephone: (415) 288-4545
Fax: (415) 288-4534

ROBBINS GELLER RUDMAN
& DOWD LLP
TRAVIS E. DOWNS III
JEFFREY D. LIGHT
BENNY C. GOODMAN III

/s/ JEFFREY D. LIGHT JEFFREY D. LIGHT

655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: (619) 231-1058
Fax: (619) 231-7423

BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
ERIC L. ZAGAR
ROBIN WINCHESTER
J. DANIEL ALBERT
LIGAYA HERNANDEZ

/s/ ROBIN WINCHESTER ROBIN WINCHESTER

280 King of Prussia Road
Radnor, PA 19087
Telephone: (610) 667-7706
Fax: (610) 667-7056

Lead Counsel for Plaintiffs
STIPULATION OF SETTLEMENT
MASTER FILE NO. C 06-3440-JF

BINGHAM McCUTCHEN LLP
JOHN D. PERNICK

/s/ JOHN D. PERNICK JOHN D. PERNICK

Three Embarcadero Center, Suite 1800
San Francisco, CA 94111-4066
Telephone: (415) 393-2000
Fax: (415) 393-2286

Attorneys for Trident Special Litigation
Committee

SHEARMAN & STERLING LLP
JEFFREY S. FACTER
525 Market Street, 15th Floor

/s/ JEFFREY S. FACTER JEFFREY S. FACTER

San Francisco, CA 94105
Telephone: (415) 616-1100
Fax: (415) 616-1199

Attorneys for Defendant Frank Lin

DLA PIPER LLP (US)
DAVID GROSS

/s/ DAVID GROSS DAVID GROSS

2000 University Avenue
East Palo Alto, CA 94303-2248
Telephone: (650) 833-2000
Fax: (650) 833-2001

Attorneys for Nominal Party Trident
MicroSystems, Inc.
STIPULATION OF SETTLEMENT
MASTER FILE NO. C 06-3440-JF

BARROWAY TOPAZ KESSLER	ROBBINS GELLER
MELTZER & CHECK, LLP	RUDMAN & DOWD LLP
ERIC L. ZAGAR (250519)	SHAWN A. WILLIAMS (213113)
ROBIN WINCHESTER	CHRISTOPHER M. WOOD (254908)
LIGAYA T. HERNANDEZ	Post Montgomery Center
280 King of Prussia Road	One Montgomery Street, Suite 1800
Radnor, PA 19087	San Francisco, CA 94104
Telephone: (610) 667-7706	Telephone: (415) 288-4545
Fax: (267) 948-2512	Fax: (415) 288-4534
ezagar@btkmc.com	shawnw@rgrdlaw.com
rwinchester@btkmc.com	cwood@rgrdlaw.com
lhernandez@btkmc.com	— and —

TRAVIS E. DOWNS III (148274)
JEFFREY D. LIGHT
BENNY C. GOODMAN III (211302)
655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: (619) 231-1058
Fax: (619) 231-7423
travisd@rgrdlaw.com
Co-Lead Counsel for Plaintiffs	jeffl@rgrdlaw.com
bennyg@rgrdlaw.com
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION

In re TRIDENT MICROSYSTEMS, INC.,	)	Master File No. C06-3440-JF
DERIVATIVE LITIGATION	)
	)	[PROPOSED] ORDER PRELIMINARY
	)	APPROVING DERIVATIVE SETTLEMENT
This Document Relates To:	)	AND PROVIDING FOR NOTICE
)
ALL ACTIONS.	)	EXHIBIT A
)
)
)
[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
PROVIDING FOR NOTICE
MASTER FILE NO. C06-3440-JF

     WHEREAS, the Settling Parties have made application, pursuant to Federal Rule of Civil Procedure 23.1, for an order (i) preliminarily approving the proposed settlement (the “Settlement”) of the above-captioned consolidated shareholder derivative action (the “Action”), in accordance with a Stipulation of Settlement dated February 9, 2011 and the exhibits thereto (the “Stipulation”), and (ii) approving for distribution, the Notice of Proposed Settlement (the “Notice”);
     WHEREAS, the Stipulation sets forth the terms and conditions for the Settlement;
     WHEREAS, the Settlement appears to be the product of serious, informed, non-collusive negotiations and falls within the range of possible approval;
     WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and
     WHEREAS, this Court, having considered the Stipulation and the Exhibits annexed thereto and having heard the arguments of the Settling Parties at the preliminary approval hearing:
     NOW THEREFORE, IT IS HEREBY ORDERED:
     1. This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for: (a) a proposed Settlement and dismissal of the Action with prejudice as to the Released Persons; and (b) an award of attorneys’ fees and costs to Plaintiffs’ Counsel in the Action, upon the terms and conditions set forth in the Stipulation.
     2. A hearing (the “Settlement Hearing”) shall be held before this Court on ______________at _______ _.m. in Courtroom __ of the United States District Court for the Northern District of California San Jose Division, Robert F. Peckham Federal Building and United States Courthouse, 280 South First Street, San Jose, CA 95113, to determine whether:
          (a) the terms and conditions of the Settlement provided for in the Stipulation are fair, reasonable, adequate and in the best interests of Trident and current Trident stockholders;
          (b) an order and judgment as provided for in ¶1.5 of the Stipulation should be entered; and
          (c) to award attorneys’ fees and expenses to Plaintiffs’ Counsel.
[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
PROVIDING FOR NOTICE
MASTER FILE NO. C06-3440-JF

     3. The Court approves, as to form and content, the Notice annexed as Exhibit A-1 hereto, and finds that the distribution of the Notice and publication of the Stipulation substantially in the manner and form set forth in paragraph 3.2 of the Stipulation, meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto of all matters relating to the Settlement.
     4. Not later than five (5) business days following entry of this Order, Trident shall cause the Stipulation and Notice substantially in the form annexed as Exhibit A-1 hereto to be published on its website, such that visitors to the website home page will readily find a hyperlink to the Notice.
     5. Not later than five (5) business days following entry of this Order, Trident shall cause the Stipulation to be filed with the Securities and Exchange Commission via a Form 8-K.
     6. Not later than five (5) business days following entry of this Order, Trident shall cause a copy of the Notice substantially in the form annexed as Exhibit A-1 hereto to be published once in Investor’s Business Daily.
     7. All costs incurred in the filing and publication of the Notices shall be paid by Trident and Trident shall undertake all administrative responsibility for filing and publication of the Notice.
     8. At least fourteen (14) days prior to the Settlement Hearing, Trident’s counsel shall serve on Plaintiffs’ Counsel and file with the Court proof, by affidavit or declaration, of such filing and publication of the Notice.
     9. All current Trident stockholders shall be bound by all orders, determinations and judgments in the Action concerning the Settlement, whether favorable or unfavorable to current Trident shareholders.
     10. Pending final determination of whether the Settlement should be approved, no current Trident shareholder shall commence or prosecute against any of the Released Persons any action or proceeding in any court or tribunal asserting any of the Released Claims.
[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
PROVIDING FOR NOTICE
MASTER FILE NO. C06-3440-JF

     11. All papers in support of the Settlement and the award of attorneys’ fees and expenses shall be filed with the Court and served at least twenty-one (21) calendar days prior to the Settlement Hearing.
     12. Any current record holders and beneficial owners of common stock of Trident as of February 9, 2011 may appear and show cause, if he, she or it has any reason why the terms of the Settlement should not be approved as fair, reasonable and adequate, or why a Judgment should not be entered thereon, provided, however, unless otherwise ordered by the Court, no current Trident stockholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, unless that Person has, at least fourteen (14) days prior to the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by first class mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof:
Clerk of the Court
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION
Robert F. Peckham Federal Building
     and United States Courthouse
280 South First Street
San Jose, CA 95113
Counsel for Lead Plaintiffs

Jeffrey D. Light
ROBBINS GELLER RUDMAN
     & DOWD LLP
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Robin Winchester
BARROWAY TOPAZ KESSLER
     MELTZER & CHECK, LLP
280 King of Prussia Road
Radnor, PA 19087
Counsel for Trident by Its Special Litigation Committee
John D. Pernick
BINGHAM McCUTCHEN LLP
Three Embarcadero Center, Suite 1800
San Francisco, CA 94111-4066
[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
PROVIDING FOR NOTICE
MASTER FILE NO. C06-3440-JF

Any current Trident stockholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the Settlement as incorporated in the Stipulation and to the award of attorney fees and expenses to Plaintiffs’ Counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.
     13. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim; and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.
     14. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to the current Trident stockholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the current Trident stockholders.
     IT IS SO ORDERED.

DATED:
THE HONORABLE JEREMY FOGEL
UNITED STATES DISTRICT JUDGE
[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
PROVIDING FOR NOTICE
MASTER FILE NO. C06-3440-JF

Submitted by,
BARROWAY TOPAZ KESSLER
     MELTZER & CHECK, LLP

/s/ Robin Winchester ERIC L. ZAGAR (250519)
ROBIN WINCHESTER
LIGAYA T. HERNANDEZ
280 King of Prussia Road
Radnor, PA 19087
Telephone: (610) 667-7706
Fax: (267) 948-2512
ezagar@btkmc.com
rwinchester@btkmc.com
lhernandez@btkmc.com

ROBBINS GELLER
RUDMAN & DOWD LLP
SHAWN A. WILLIAMS (213113)
CHRISTOPHER M. WOOD (254908)
Post Montgomery Center
One Montgomery Street, Suite 1800
San Francisco, CA 94104
Telephone: (415) 288-4545
Fax: (415) 288-4534
shawnw@rgrdlaw.com
cwood@rgrdlaw.com

— and —

TRAVIS E. DOWNS III (148274)
JEFFREY D. LIGHT (159515)
BENNY C. GOODMAN III (211302)
655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: (619) 231-1058
Fax: (619) 231-7423
travisd@rgrdlaw.com
jeffl@rgrdlaw.com
bennyg@rgrdlaw.com

Co-Lead Counsel for Plaintiffs
[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
PROVIDING FOR NOTICE
MASTER FILE NO. C06-3440-JF

BARROWAY TOPAZ KESSLER	ROBBINS GELLER
MELTZER & CHECK, LLP	RUDMAN & DOWD LLP
ERIC L. ZAGAR (250519)	SHAWN A. WILLIAMS (213113)
ROBIN WINCHESTER	CHRISTOPHER M. WOOD (254908)
LIGAYA T. HERNANDEZ	Post Montgomery Center
280 King of Prussia Road	One Montgomery Street, Suite 1800
Radnor, PA 19087	San Francisco, CA 94104
Telephone: (610) 667-7706	Telephone: (415) 288-4545
Fax: (267) 948-2512	Fax: (415) 288-4534
ezagar@btkmc.com	shawnw@rgrdlaw.com
rwinchester@btkmc.com	cwood@rgrdlaw.com
lhernandez@btkmc.com	— and —
TRAVIS E. DOWNS III (148274)
JEFFREY D. LIGHT
BENNY C. GOODMAN III (211302)
655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: (619) 231-1058
Fax: (619) 231-7423
travisd@rgrdlaw.com
jeffl@rgrdlaw.com
Co-Lead Counsel for Plaintiffs	bennyg@rgrdlaw.com
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION

In re TRIDENT MICROSYSTEMS, INC.,	)	Master File No. C06-3440-JF
DERIVATIVE LITIGATION	)
	)	NOTICE OF DERIVATIVE SETTLEMENT
)
This Document Relates To:	)	EXHIBIT A-1
)
ALL ACTIONS.	)
)
)
)

NOTICE OF DERIVATIVE SETTLEMENT
MASTER FILE NO C06-3440-JF

TO:	ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF TRIDENT MICROSYSTEMS, INC. (“TRIDENT” OR THE “COMPANY”) AS OF FEBRUARY 9, 2011
     PLEASE TAKE NOTICE that the above-captioned consolidated shareholder derivative litigation (the “Action”), is being settled on the terms set forth in a Stipulation of Settlement dated February 9, 2011 (the “Stipulation”).1 The terms of the settlement set forth in the Stipulation (the “Settlement”) include: (1) a financial benefit to Trident from prosecution and settlement of over $9.3 million; (2) the adoption and/or implementation of a variety of corporate governance reforms, including measures that relate to and address many of the underlying issues in the Action, including director independence, director stock ownership, accounting and insider trading procedures and stock option granting procedures; and (3) Trident’s payment of Plaintiffs’ Counsel’s attorney fees and expenses in the amount of $3,150,000.
     IF YOU ARE A CURRENT OWNER OF TRIDENT COMMON STOCK, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION.
     On _______________, 2011 at ____ _.m., a hearing (the “Settlement Hearing”) will be held before the United States District Court for the Northern District of California, San Jose Division, Robert F. Peckham Federal Building and United States Courthouse, 280 South First Street, San Jose, CA 95113, to determine: (1) whether the terms of the Settlement should be approved as fair, reasonable and adequate; and (2) whether the Action should be dismissed on the merits and with prejudice.
     Any shareholder of Trident that objects to the Settlement of the Action shall have a right to appear and to be heard at the Settlement Hearing, provided that he, she, or it was a shareholder of record or beneficial owner as of February 9, 2011. Any shareholder of Trident who satisfies this requirement may enter an appearance through counsel of such shareholder’s own choosing and at such member’s own expense or may appear on their own. However, no shareholder of Trident shall

[1]	This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and on a Form 8K filed with the Securities and Exchange Commission. The Stipulation can also be viewed on Trident’s website at www.tridentmicro.com. All capitalized terms herein have the same meanings as set forth in the Stipulation.

NOTICE OF DERIVATIVE SETTLEMENT
MASTER FILE NO C06-3440-JF	- 1 -

be heard at the Settlement Hearing unless no later than 14 days prior to the date of the Settlement Hearing, such shareholder has filed with the Court and delivered to Plaintiffs’ Counsel and the Special Litigation Committee’s counsel, a written notice of objection, their ground for opposing the Settlement, and proof of both their status as a shareholder and the dates of stock ownership in Trident. Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.
     If you wish to object to the Settlement, you must file a written objection setting forth the grounds for such an objection with the Court on or before __________, 2011 with service on the following parties:
Clerk of the Court
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION
Robert F. Peckham Federal Building
   and United States Courthouse
280 South First Street
San Jose, CA 95113
Counsel for Lead Plaintiffs
Jeffrey D. Light
ROBBINS GELLER RUDMAN
   & DOWD LLP
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Robin Winchester
BARROWAY TOPAZ KESSLER
   MELTZER & CHECK, LLP
280 King of Prussia Road
Radnor, PA 19087
Counsel for Trident by Its Special Litigation Committee
John D. Pernick
BINGHAM McCUTCHEN LLP
Three Embarcadero Center, Suite 1800
San Francisco, CA 94111-4066
     Inquiries about the Action or the Settlement may be made to Plaintiffs’ Counsel: Robin Winchester, Barroway Topaz Kessler Meltzer & Check, LLP, 280 King of Prussia Road, Radnor, PA, 19087; telephone 610-667-7706.

DATED __________, 2011	BY ORDER OF THE COURT UNITED STATES DISTRICT COURT

NOTICE OF DERIVATIVE SETTLEMENT
MASTER FILE NO C06-3440-JF	- 2 -

NORTHERN DISTRICT OF CALIFORNIA,
SAN JOSE DIVISION

NOTICE OF DERIVATIVE SETTLEMENT
MASTER FILE NO C06-3440-JF	- 3 -

BARROWAY TOPAZ KESSLER	ROBBINS GELLER
MELTZER & CHECK, LLP	RUDMAN & DOWD LLP
ERIC L. ZAGAR (250519)	SHAWN A. WILLIAMS (213113)
ROBIN WINCHESTER	CHRISTOPHER M. WOOD (254908)
LIGAYA T. HERNANDEZ	Post Montgomery Center
280 King of Prussia Road	One Montgomery Street, Suite 1800
Radnor, PA 19087	San Francisco, CA 94104
Telephone: (610) 667-7706	Telephone: (415) 288-4545
Fax: (267) 948-2512	Fax: (415) 288-4534
ezagar@btkmc.com	shawnw@rgrdlaw.com
rwinchester@btkmc.com	cwood@rgrdlaw.com
lhernandez@btkmc.com	— and —
TRAVIS E. DOWNS III (148274)
JEFFREY D. LIGHT
BENNY C. GOODMAN III (211302)
655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: (619) 231-1058
Fax: (619) 231-7423
travisd@rgrdlaw.com
Co-Lead Counsel for Plaintiffs	jeffl@rgrdlaw.com
bennyg@rgrdlaw.com
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION

In re TRIDENT MICROSYSTEMS, INC.,	)	Master File No. C06-3440-JF
DERIVATIVE LITIGATION	)
	)	[PROPOSED] ORDER AND FINAL
	)	JUDGMENT
This Document Relates To:	)
)
ALL ACTIONS.	)	EXHIBIT B
)
)
)
[PROPOSED] ORDER AND FINAL JUDGMENT
MASTER FILE NO. C06-3440-JF

     This matter came before the Court for hearing pursuant to the Order of this Court, dated _____________, 2011 (“Order”), on the application of the parties for approval of the proposed settlement (“Settlement”) set forth in the Stipulation of Settlement dated February 9, 2011, and the Exhibits thereto (the “Stipulation”);
     The Court has reviewed and considered all documents, evidence, objections (if any) and arguments presented in support of or against the Settlement; the Court being fully advised of the premises and good cause appearing therefore, the Court enters this Order and Final Judgment.
     IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:
     1. This Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.
     2. This Court has jurisdiction over the subject matter of the Action, including all matters necessary to effectuate the Settlement, and over all Settling Parties.
     3. The Court finds that the Notice provided to Trident stockholders constituted the best notice practicable under the circumstances. The Notice fully satisfied the requirements of Federal Rule of Civil Procedure 23.1 and the requirements of due process.
     4. The Court finds that, during the course of the litigation of the Action, the Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws, including California Code of Civil Procedure §128.7.
     5. The Court finds that the terms of the Stipulation and Settlement are fair, reasonable and adequate as to each of the Settling Parties, and hereby finally approves the Stipulation and Settlement in all respects, and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so.
     6. The Action and all claims contained therein as well as all of the Released Claims, are dismissed with prejudice. The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation.
     7. Upon the Effective Date, as defined in the Stipulation, Trident and Plaintiffs (acting on their own behalf and derivatively on behalf of Trident) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the
[PROPOSED] ORDER AND FINAL JUDGMENT
MASTER FILE NO. C06-3440-JF

Released Claims against Defendant Lin and his Related Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation. Notwithstanding the foregoing, this Release shall not include claims arising out of, based upon, or related to the Lin Counterclaims.
     8. Upon the Effective Date, as defined in the Stipulation, Defendant Lin and his Related Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all known or unknown claims for damages, injunctive relief, or any other remedies against Trident which have been or could have been asserted by or on behalf of him based upon, arising from, or related in any way to the claims that he asserted or could have been asserted based on Trident’s stock option or other equity incentive programs and related grants, including, but not limited to, the accounting for such programs and grants, any investigation of those programs and grants, any restatement or other corporate action or disclosure relating to those programs and grants and the books and records relating to those programs, and any actions Trident or the SLC took with respect to any stock option grant or other equity compensation awarded to Defendant Lin. Notwithstanding the foregoing, this Release shall not include claims arising out of, based upon, or related to the Lin Counterclaims.
     9. Upon the Effective Date, as defined in the Stipulation, each of the Released Persons, Trident and the SLC shall be deemed to have, and by operation of the judgments shall have fully, finally and forever released and discharged each and all of the Lead Plaintiffs, Plaintiffs and Plaintiffs’ Counsel from all claims (including unknown claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
     10. The Court hereby approves the Fee and Expense Award in accordance with the Stipulation.
     11. Without affecting the finality of this Order and Judgment in any way, this Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation.
[PROPOSED] ORDER AND FINAL JUDGMENT
MASTER FILE NO. C06-3440-JF

     12. In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, this Order and Final Judgment shall be vacated, and all Orders entered and releases delivered in connection with the Stipulation and this Order and Final Judgment shall be null and void, except as otherwise provided for in the Stipulation.
     13. This Judgment is a final, appealable judgment and should be entered forthwith by the Clerk in accordance with Rule 58, Federal Rules of Civil Procedure.
     IT IS SO ORDERED.

DATED:
THE HONORABLE JEREMY FOGEL
UNITED STATES DISTRICT JUDGE
Submitted by,
BARROWAY TOPAZ KESSLER
   MELTZER & CHECK, LLP
/s/ Robin Winchester
ERIC L. ZAGAR (250519)
ROBIN WINCHESTER
LIGAYA T. HERNANDEZ
280 King of Prussia Road
Radnor, PA 19087
Telephone: (610) 667-7706
Fax: (267) 948-2512
ezagar@btkmc.com
rwinchester@btkmc.com
lhernandez@btkmc.com
ROBBINS GELLER
   RUDMAN & DOWD LLP
SHAWN A. WILLIAMS (213113)
CHRISTOPHER M. WOOD (254908)
Post Montgomery Center
One Montgomery Street, Suite 1800
San Francisco, CA 94104
Telephone: (415) 288-4545
Fax: (415) 288-4534
shawnw@rgrdlaw.com
cwood@rgrdlaw.com
— and —
TRAVIS E. DOWNS III (148274)
JEFFREY D. LIGHT (159515)
BENNY C. GOODMAN III (211302)
655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: (619) 231-1058
Fax: (619) 231-7423
travisd@rgrdlaw.com
[PROPOSED] ORDER AND FINAL JUDGMENT
MASTER FILE NO. C06-3440-JF

jeffl@rgrdlaw.com
bennyg@rgrdlaw.com
Co-Lead Counsel for Plaintiffs
[PROPOSED] ORDER AND FINAL JUDGMENT
MASTER FILE NO. C06-3440-JF